                                                                   EXHIBIT 10.14

                              SILICON VALLEY BANK

                    QUICKSTART LOAN AND SECURITY AGREEMENT

Borrower:  Teleworld Inc.            Address:  2500 Augustine Drive, Building 5,
                                               Suite 201, Santa Clara, CA 95054
Date:  December 15, 1997


 SILICON'S OFFER TO EXTEND FINANCING ON THE TERMS SET FORTH HEREIN SHALL EXPIRE IF THIS AGREEMENT IS NOT EXECUTED BY BORROWER AND RETURNED TO SILICON WITHIN 30
                            DAYS OF THE ABOVE DATE.

     This Loan And Security Agreement is entered into on the above date between Silicon Valley Bank ("Silicon"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and the borrower named above (jointly and severally, the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address").

     1. Loans. Silicon will make loans to Borrower (the "Loans") up to the amount (the "Credit Limit") shown on the Schedule to this Agreement (the "Schedule"), provided no Event of Default and no event which, with notice or passage of time or both, would constitute an Event of Default has occurred. All Loan and other monetary Obligations will bear interest at the rate shown on the Schedule. interest will be payable monthly, on the date shown on the monthly billing from Silicon. Silicon may, in its discretion, charge interest due under this Agreement to Borrower's deposit accounts maintained with Silicon.

     2. Security Interest. As security for all present and future indebtedness, guarantees, liabilities, and other obligations, of Borrower to Silicon (collectively, the "Obligations"), Borrower hereby grants Silicon a continuing security interest in all of Borrower's interest in the following types of property, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"): All "accounts," "general intangibles," "contract rights," "chattel paper," "documents," "letters of credit," "instruments," "deposit accounts," "inventory," "farm products," "investment property", "fixtures" and "equipment," as such terms are defined in Division 9 of the California Uniform Commercial Code in affect on the date hereof, and all products, proceeds and insurance proceeds of the foregoing. Notwithstanding the forgoing, "general intangibles" shall specifically exclude "intellectual property".

     3. Representatives And Agreements Of Borrower. Borrower represents to Silicon as follows, and Borrower agrees that the following representations will continue to be true, and that Borrower will comply with all of the following agreements throughout the term of this Agreement:

     3.1 Corporate Existence and Authority. Borrower, if a corporation, is and will continue to be, duly authorized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized, and do not violate any law or any provision of, and are not grounds for acceleration under, any agreement or instrument which is binding upon Borrower.

                                       1.

     3.2 Name; Places of Business. The name of Borrower set forth in this Agreement is its correct name. Borrower shall give Silicon 15 days prior written notice before changing its name. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth on the Schedule. Borrower will give Silicon at least 15 days prior written notice before changing its chief executive office or locating the Collateral at any other location.

     3.3 Collateral. Silicon has and will at all times continue to have a first-priority perfected security interest in all of the Collateral to which Silicon has made the necessary filings other than specific equipment not financed by Silicon. Borrower will immediately advise Silicon in writing of any material loss or damage to the Collateral.

     3.4 Financial Condition and Statements. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of Borrower. Borrower will provide Silicon: (i) within 30 days after the end of each month, a monthly financial statement prepared by Borrower, and such other information as Silicon shall reasonably request; (ii) within 120 days following the end of Borrower's fiscal year ending December 31, 1998 and each fiscal year ending thereafter, complete annual financial statements, certified by independent certified public accountants acceptable to Silicon and accompanied by the unqualified report thereon by said independent certified public accountants; and (iii) other financial information reasonably requested by Silicon from time to time.

     3.5 Taxes; Compliance with Law. Borrower has filed, and will file, when due, all tax returns and reports required by applicable law, and Borrower has paid, and will pay, when due, all taxes, assessments, deposits and contribution now or in the future owed by Borrower. Borrower has complied, and will comply, in all material respects, with all applicable laws, rules and regulations.

     3.6 Insurance. Borrower shall at all times insure all of the tangible personal property Collateral and carry such other business insurance as is customary in Borrower's industry.

     3.7 Access to Collateral and Books and Records. At reasonable times, on one business day notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower's books and records.

     3.8 Operating Accounts. Borrower shall maintain its primary operating accounts with Bank.

     3.9 Additional Agreements. Borrower shall not, without Silicon's prior written consent, which consent shall not be unreasonably withheld, do any of the following: (i) enter into any transaction outside the ordinary course of business except for a) the sale of capital stock to (1) venture capital investors or (2) through a public offering registered under the Act, b) the granting of non-exclusive licenses, cross-licenses or other similar arrangements for the use of Borrower's property or c) the disposal of worn-out or obsolete equipment; (ii) sell or transfer any Collateral, except in the ordinary course of business; (iii) pay or declare any dividends on

                                       2.

Borrower's stock (except for dividends payable solely in stock of Borrower); or
(iv) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock other than the repurchase of up to five percent (5%) of Borrower's then issued stock in any fiscal year from Borrower's employees or directors pursuant to written agreement with Borrower. Notwithstanding anything to the contrary contained herein, Borrower is permitted to merge or consolidate with any other business organization, or acquire all or substantially all of the capital stock or property of another business organization, provided that in such merger, consolidation and acquisition, Borrower is the surviving entity and an Event of Default does not exist before and after giving effect to such transaction.

     4. Term. This Agreement shall continue in effect until the maturity due set forth on the Schedule (the "Maturity Date"). This Agreement may be terminated, without penalty, prior to the Maturity Date as follows: (i) by Borrower, effective three business days after written notice of termination is given to Silicon; or (ii) by Silicon at any time after the occurrence of an Event of Default, without notice, effective immediately. On the Maturity Date or on any earlier effective date of termination, Borrower shall pay all Obligations in full, whether or not such Obligations are otherwise then due and payable. No termination shall in any way affect or impair any security interest or other right or remedy of Silicon, nor shall any such termination relieve Borrower of any Obligation to Silicon, until all of the Obligations have been paid and performed in full.

     5. Events of Default and Remedies. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement:
(a) Any representation, statement, report or certificate given to Silicon by Borrower or any of its officers, employees or agents, now or in the future, is untrue or misleading in a material respect; or (b) Borrower fails to pay when due any Loan or any interest thereon or any other monetary Obligation; or (c) the total Obligations outstanding at any time exceed the Credit Limit; or (d) Borrower fails to perform any other non-monetary Obligation, which failure is not cured within 5 business days after the date due; or (e) Dissolution, termination of existence (other than as specifically permitted herein), insolvency or business failure of Borrower, or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (f) a material adverse change in the business, operations, or financial or other condition of Borrower. If an Event of Default occurs, Silicon, shall have the right to accelerate and declare all of the Obligations to be immediately due and payable, increase the interest rate by an additional four percent per annum, and exercise all rights and remedies accorded it by applicable law.

     6. General. If any provision of this Agreement is held to be unenforceable, the remainder of this Agreement shall still continue in full force and effect. This Agreement and any other written agreements, documents and instruments executed in connection herewith are the complete agreement between Borrower and Silicon and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not in this Agreement or in other written agreements signed by the parties in connection this Agreement. The failure of Silicon at any time to require Borrower to comply

                                       3.

strictly with any of the provisions of this Agreement shall not waive Silicon's right later to demand and receive strict compliance. Any waiver of a default shall not waive any other default. None of the provisions of this Agreement may be waived except by a specific written waiver signed by an officer of Silicon and delivered to Borrower. The provisions of this Agreement may not be amended, except in a writing signed by Borrower and Silicon. Borrower shall reimburse Silicon for all reasonable attorneys' fees and all other reasonable costs incurred by Silicon, in connection with this Agreement (whether or not a lawsuit is filed). If Silicon or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party shall be entitled to recover its reasonable costs and attorneys' fees from the non-prevailing party. Borrower may not assign any rights under this Agreement without Silicon's prior written consent. This Agreement shall be governed by the laws of the State of California.

     7. Mutual Waiver of Jury Trial. BORROWER AND SILICON EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF SILICON OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR AFFILIATES.

                                    Borrower:
                                    TELEWORLD INC.
                                    By:   /s/  Michael Ramsay
                                          -------------------------------------
                                          President of Vice President


                                    Silicon:

                                    SILICON VALLEY BANK

                                    By:   /s/  John M. Swift
                                          -------------------------------------
                                    Title:    Vice President
                                          -------------------------------------

                                       4.

                              SILICON VALLEY BANK
                                  SCHEDULE TO
                QUICKSTART LOAN AND SECURITY AGREEMENT (MASTER)

BORROWER:           Teleworld Inc.

DATE:               December 15, 1997

     This Schedule is an integral part of the Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") of even date.

Credit Limit (Aggregate)
(Section 1):                       $750,000.00 (includes, without limitation,
                                   Equipment Advances and the Merchant Services and Business Visa Reserve, if any)

Interest Rate (Section 1):         A rate equal to the "Prime Rate" in effect
                                   from time to time, plus 0.75% per annum.
                                   Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

Maturity Date (Section 4):         June 15, 1999

Other Locations and Addresses
(Section 3.2):

Other Agreements:                  Borrower also agrees as follows:

                                   1.  Loan Fee.  Borrower shall concurrently
                                   pay Silicon a non-refundable Loan Fee in the amount of $1,000.00.

                                   2. Banking Relationship. Borrower shall at all times maintain its primary banking relationship with Silicon.


Borrower:                               Silicon:
Teleworld Inc.                          Silicon Valley Bank


By:        /s/  Michael Ramsay              By:            /s/  John M. Swift
      --------------------------                    ---------------------------
      President or Vice President           Title:  Vice President

                                       5.

                              SILICON VALLEY BANK
                                  SCHEDULE TO
          QUICKSTART LOAN AND SECURITY AGREEMENT (EQUIPMENT ADVANCES)

BORROWER:           Teleworld Inc.

DATE:               December 15, 1997

     This Schedule is an integral part of the Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") of even date.

Credit Limit (Equipment)
(Section 1):                  $750,000.00 (such amount to be funded under the
                              aggregate Credit Limit). Equipment Advances will be made only on or prior to June 15, 1998 (the
                              "Last Advance Date") and only for the purpose of purchasing equipment reasonably acceptable to
                              Silicon. Borrower must provide invoices for the equipment to Silicon on or before the Last Advance
                              Date. Software may, however, comprise up to fifty
                              (50%) of each Equipment Advance.

Interest Rate (Section 1):    A rate equal to the "Prime Rate" in effect from
                              time to time, plus 0.75% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

Maturity Date (Section 4):    After the Last Advance Date, the unpaid principal
                              balance of the Equipment Advances shall be repaid in 36 equal monthly installments of principal, plus interest, commencing on July 15, 1998 and continuing on the same day of each month thereafter until the entire unpaid principal balance of the Equipment Advances and all accrued unpaid interest have been paid (subject to Silicon's right to accelerate the Equipment
                              Advances on an Event of Default).

Borrower:                                       Silicon:
Teleworld Inc.                                  Silicon Valley Bank


By:    /s/  Michael Ramsay                      By:    /s/  John M. Swift
   ------------------------------                  -----------------------------
   President or Vice President                     Vice President

                                       6.

                              SILICON VALLEY BANK
                             CERTIFIED RESOLUTION

Borrower:              TELEWORLD, INC., a corporation organized under the laws
                       of the State of Delaware

Date:                  December 15, 1997

     I, the undersigned, corporate officer of the above-named borrower, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

     Resolved, that this corporation borrow from Silicon Valley Bank ("Silicon"), from time to time, such sum or sums of money as, in the judgment of the officer or officers authorized hereby, this corporation may require.

     Resolved Further, that any officer of this corporation be, and he or she is hereby authorized, in the name of this corporation, to execute and deliver to Silicon the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing or securing such loans, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements and other documents and instruments.

     Resolved Further, that said authorized officers be and they are hereby authorized, as security for any and all indebtedness of this corporation to Silicon, whether arising pursuant to this resolution or otherwise, to grant, to Silicon, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Silicon any and all pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Silicon may require, and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

     Resolved Further, that said authorized officers be and they are hereby authorized to issue warrants to purchase this corporation's capital stock, for such class, series and number, and on such terms, as said officers shall deem appropriate.

     Resolved Further, that Silicon may conclusively rely on a certified copy of these resolutions and a certificate of the corporate officer of this corporation as to the officers of this corporation and their offices and signatures, and continue to conclusively rely on such certified copy of these resolutions and said certificate for all past, present and future transactions until

                                       7.

written notice of any change hereto or thereto is given to Silicon by this corporation by certified mail, return receipt requested.

The undersigned further hereby certifies that the following persons are the duly elected and acting officer of corporation named above as borrower and that the following are their actual signatures:

NAMES                           OFFICE(S)                           ACTUAL SIGNATURES
-----                           ---------                           -----------------

         James Barton                        CTO                            /s/  James Barton
------------------------------  -------------------------------     -------------------------------

         Mike Ramsay                        CEO                            /s/  Michael Ramsay
------------------------------  -------------------------------     -------------------------------

______________________________  _______________________________     _______________________________

In Witness Whereof, I have hereunto set my hand as such corporate officer on the date set forth above.

                                       By:  /s/  Sally Ann Reiss
                                          --------------------------------------
                                       Its: om/Finance
                                          --------------------------------------

                                       8.

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

------------------------------------------------------------------------------------------------
A.  NAME & TEL # OF CONTRACT AT FILER                  B.  FILING OFFICE ACCT # (optional)
     (optional)

------------------------------------------------------------------------------------------------
C.  RETURN COPY TO:  (Name and Mailing Address)

     Data File Services, Inc.

     P.O. Box 275

     Van Nuys, CA  91408-2750

------------------------------------------------------------------------------------------------------------
D.  OPTIONAL DESIGNATION (if applicable):  [_] LESSOR/LESSEE   [_] CONSIGNOR/CONSIGNEE   [_] NON-UCC FILING
------------------------------------------------------------------------------------------------------------

1       DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)     FILED WITH:
      ------------------------------------------------------------------------------------------------------
        1a.  ENTITY'S NAME
        TELEWORLD INC.
OR
      ------------------------------------------------------------------------------------------------------
        1b.  INDIVIDUAL'S LAST NAME                                        FIRST NAME

------------------------------------------------------------------------------------------------------------
1c.     MAILING ADDRESS                                                    CITY
        2500 AUGUSTINE DRIVE                                               SANTA CLARA
------------------------------------------------------------------------------------------------------------
1d.     S.S. OR TAX I.D.#         OPTIONAL        1e. TYPE OF ENTITY       1f. ENTITY'S STATE
                                ADD'NL INFO RE                             OR COUNTRY OF
                                ENTITY DEBTOR                              ORGANIZATION
------------------------------------------------------------------------------------------------------------
2.      ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (2a or 2b) JMS/RC116
      ------------------------------------------------------------------------------------------------------
        2a.  ENTITY'S NAME
OR
      ------------------------------------------------------------------------------------------------------
        2b. INDIVIDUAL'S LAST NAME                                         FIRST NAME

------------------------------------------------------------------------------------------------------------
2c.     MAILING ADDRESS                                                    CITY

------------------------------------------------------------------------------------------------------------
2d.     S.S. OR TAX I.D.#         OPTIONAL        2e. TYPE OF ENTITY       2f. ENTITY'S STATE
                                ADD'NL INFO RE                                 OR COUNTRY OF
                                ENTITY DEBTOR                                  ORGANIZATION
------------------------------------------------------------------------------------------------------------
3.      SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME -
        insert only one secured party name (3a or 3b)
      ------------------------------------------------------------------------------------------------------
        3a. ENTITY'S LAST NAME
        SILICON VALLEY BANK
OR
      ------------------------------------------------------------------------------------------------------
        3b. INDIVIDUAL'S LAST NAME                                         FIRST NAME

------------------------------------------------------------------------------------------------------------
3c.     MAILING ADDRESS                                                    CITY
        3003 Tasman Drive                                                  Santa Clara
------------------------------------------------------------------------------------------------------------
4.    This FINANCING STATEMENT covers the following types or items of property:
SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF.



-------------------------------------------------------------------------------------------------
5.    CHECK               This FINANCING STATEMENT is signed by the Secured Party
      BOX             [_] instead of the Debtor to perfect a security interest (a)
      (if applicable)     in collateral already subject to a security interest in
                          another jurisdiction when it was brought into this state,
                          or when the debtor's location was changed to this state,
                          or (b) in accordance with other statutory provisions
                          (additional date may be required)

------------------------------------------------------------------------------------------------
6.    REQUIRED SIGNATURE(S)

                                          /s/  Michael Ramsay
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
               CALIFORNIA



          ------------------------------------------------------------
          MIDDLE NAME                    SUFFIX

          ------------------------------------------------------------
          STATE          COUNTRY     POSTAL CODE
          CA                         95054

          1g. ENTITY'S ORGANIZATIONAL I.D.#, if any

                                            [_] NONE
          ------------------------------------------------------------
                                     TRANS 1595
          ------------------------------------------------------------
          MIDDLE NAME                SUFFIX

          ------------------------------------------------------------
          STATE          COUNTRY     POSTAL CODE

          ------------------------------------------------------------
          2g. ENTITY'S ORGANIZATIONAL I.D.#, if any

                                            [_] NONE
          ------------------------------------------------------------

          ------------------------------------------------------------
          MIDDLE NAME                SUFFIX

          ------------------------------------------------------------
          STATE         COUNTRY     POSTAL CODE
          CA                        95054
          ------------------------------------------------------------



          ------------------------------------------------------------
                    7. If filed in Florida (check one)

                    [_] Documentary     [_] Documentary stamp tax
                    Stamp tax paid      not applicable
------------------------------------------------------------
8. [_] This FINANCING STATEMENT is to filed (for record)
     (or recorded) in the REAL ESTATE RECORDS
     Attach Addendum          (if applicable)
-----------------------------------------------------------
9. [_] CHECK TO REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
(ADDITIONAL FEE)
(optional)     [_] All debtors [_] Debtor 1  [_] Debtor 2
-----------------------------------------------------------

(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC 1) (TRANS) (REV. 12/1/95) Prepared by ______ File _________, Inc., P.O. Box 275
                    Van Nuys, CA 91408-0275 Tel (518) 808-2200

                   EXHIBIT "A" TO UCC-1 FINANCING STATEMENT

                            DEBTOR: TELEWORLD INC.

                      SECURED PARTY: SILICON VALLEY BANK

     Debtor hereby grants Secured Party a security interest in all of the following, whether now owned or hereafter acquired, and wherever located, as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured
Party: All "accounts," "general intangibles," "contract rights," "chattel paper," "documents," "letters of credit," "instruments," "deposit accounts," "inventory," "farm products," "fixtures," "investment property," and "equipment," as such terms are defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof, and all products, proceeds and insurance proceeds of any or all of the foregoing. Notwithstanding the forgoing, "general intangibles" shall specifically exclude "intellectual property".




Debtor Initial here: _________

                              SILICON VALLEY BANK

                     INDEMNIFICATION AND PLEDGE AGREEMENT
                Merchant Services/Business Credit Card Program

Client Name: TELEWORLD, INC.
             ---------------
Service Type:
             .  Merchant Services (through  N/A
                                           ----------)
     Merchant #:    N/A
                 ----------

             .  Business Credit Card (Processor: ______________________)
                   Cardholders: (attach list if more than three names)

                       1)  Michael Ramsay        Credit Limit:_________________
                           -------------------
                       2)  James Barton          Credit Limit:_________________
                           -------------------
                       3)  SallyAnn Reiss        Credit Limit:_________________
                           -------------------

Type of Coverage:

             .  Sublimit under existing line of credit
                Line Amount: $750,000.00  Maturity Date:  June 15/99
                              ----------                  ----------
                Reserve Amount: $20,000.00
                                 ---------
             .  Certificate of Deposit
                Amount: $ ______ Certificate #:______     Term:__________

The undersigned hereby indemnifies and holds Silicon Valley Bank ("Silicon") harmless from any and all claims, demands, liabilities, charges, claims, costs losses, damages, and expenses (including attorney's fees) (collectively, the "Liabilities"), if any, that Silicon incurs or may incur in connection with the Merchant Services and/or Business Credit Card program referenced above. To secure its obligations to Silicon, the undersigned pledges and assigns to Silicon, and grants to Silicon a security interest in, the above referenced certificate of deposit(s) (the "Collateral"); and agrees that Silicon, to satisfy all or any portion of the Liabilities, may at any time or from time to time, exercise any and all rights and remedies against said Collateral, all without notice to or demand upon the undersigned. The undersigned further agrees that Silicon may at Silicon's option, without notice or demand, pay any outstanding Liabilities by charging such amount and/or making reserves against any line-of-credit the undersigned may have with Silicon. The foregoing agreements, indemnification obligations, and pledge, assignment, and security interest grant shall survive termination of the underlying programs.

Client Name:

Teleworld, Inc.

By:    /s/  Michael Ramsay                     By:    /s/  James Barton
   -----------------------------                  -----------------------------
Name:  Michael Ramsay                          Name:  James Barton
     ----------------------------                   ---------------------------
Title: CEO                                     Title: CFO
      ---------------------------                    --------------------------

                              SILICON VALLEY BANK

              SCHEDULE TO QUICKSTART LOAN AND SECURITY AGREEMENT
               (MERCHANT SERVICES/BUSINESS CREDIT CARD SUBLIMIT)

BORROWER:   TELEWORLD, INC.
            ---------------

DATE:       1/13/98
            ---------------

     This Schedule is an integral part of the Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") of even date.

Merchant              The Credit Limit shall be reduced by an amount equal to
Services/Business     the sum of (a) $N/A (the "Merchant Service Reserve") and
Credit Card           (b) $20,000.00 (the "Business Credit Card Reserve").
Sublimit              Silicon may, in its sole discretion, charge as Loans, any
(Section 1):          amounts that may become due or owing to Silicon in
                      connection with merchant credit card processing services and/or Business Credit Card services furnished to Borrower by or through Silicon, collectively, the "Credit Card
                      Services." Borrower shall execute all standard form applications and agreements, including without limitation, the Indemnification and Pledge Agreement, of Silicon in connection with the Credit Card Services and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Silicon in connection with the Credit Card
                      Services and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Silicon in connection with the Credit Card Services.


Maturity Date            June 15, 1999
(Section 4):          ----------------

Borrower:                                       Silicon:

Teleworld, Inc.                                 Silicon Valley Bank


By:    /s/  Michael Ramsay                      By:        /s/  John M. Swift
   ---------------------------------                    ------------------------
   President or Vice President                  Title:  Vice President